Sub-Item C: Matters submitted to a
vote of security holders

The following proposals were addressed
and approved at a special meeting of
shareholders held on July 16, 2002.

1. Proposal to elect the individuals
listed below as directors.


Fund
Winifred E. Coleman
Dr. Robert M. Gavin
Duane E. Hill
William A. O'Neill
Phillip O. Peterson

Hartford HLS Series Fund II, Inc.
For
134,325,222
134,735,215
134,661,764
134,029,971
134,716,718

Withheld
5,204,177
4,794,184
4,867,635
5,499,428
4,812,682



Fund
Millard H. Pryor, Jr.
Lowndes A. Smith
John K. Springer
David M. Znamierowski

Hartford HLS Series Fund II, Inc.
For
134,605,096
134,649,253
134,197,056
134,676,328

Withheld
4,924,304
4,880,146
5,332,343
4,853,072


2. Proposals to Adopt, Eliminate or
Revise Certain Fundamental Investment
Policies.


A. Proposal to revise the fundamental
policy regarding the borrowing of money
and the issuing of senior securities.

Fund
For
Against
Abstain

Hartford SmallCap Growth HLS Fund
14,038,586
808,236
1,147,647

Hartford Growth Opportunities HLS Fund
27,959,027
1,669,310
2,387,585

Hartford Capital Opportunities HLS Fund
3,072,770
182,860
241,735

Hartford LargeCap Growth HLS Fund
7,222,334
265,318
784,278

Hartford MidCap Stock HLS Fund
4,763,861
206,172
317,469

Hartford Investors Growth HLS Fund
2,461,160
72,739
259,441

Hartford Blue Chip Stock II HLS Fund
2,860,780
94,012
274,806

Hartford Blue Chip Stock HLS Fund
12,141,502
645,756
1,015,362

Hartford Value Opportunities HLS Fund
7,526,715
589,966
724,530

Hartford SmallCap Value HLS Fund
7,862,929
354,733
905,996

Hartford International Stock HLS Fund
8,506,315
491,452
869,082

Hartford American Leaders HLS Fund
1,590,630
54,178
131,629

Hartford Global Equity HLS Fund
1,538,987
27,736
34,383

Hartford International Stock II HLS Fund
3,237,203
273,343
225,299

Hartford Multisector Bond HLS Fund
2,637,837
126,337
194,604

Hartford U.S. Government Securities HLS Fund
13,601,287
1,497,892
1,633,591



B. Proposal to revise the fundamental
policy regarding investment concentrations within a particular industry.

Fund
For
Against
Abstain

Hartford SmallCap Growth HLS Fund
14,230,600
620,655
1,143,215

Hartford Growth Opportunities HLS Fund
28,451,705
1,255,779
2,308,438

Hartford Capital Opportunities HLS Fund
3,081,783
163,872
251,710

Hartford LargeCap Growth HLS Fund
7,234,750
233,240
803,940

Hartford MidCap Stock HLS Fund
4,756,390
199,649
331,463

Hartford Investors Growth HLS Fund
2,476,705
55,537
261,098

Hartford Blue Chip Stock II HLS Fund
2,892,330
61,914
275,354

Hartford Blue Chip Stock HLS Fund
12,256,231
491,695
1,054,695

Hartford Value Opportunities HLS Fund
7,708,240
398,849
734,122

Hartford SmallCap Value HLS Fund
7,868,023
297,081
958,553

Hartford International Stock HLS Fund
8,701,699
312,663
852,487

Hartford American Leaders HLS Fund
1,597,713
46,765
131,959

Hartford Global Equity HLS Fund
1,547,891
18,802
34,412

Hartford International Stock II HLS Fund
3,260,588
248,200
227,057

Hartford Multisector Bond HLS Fund
2,660,611
105,327
192,841

Hartford U.S. Government Securities HLS Fund
13,838,728
1,214,226
1,679,816


C. Proposal to revise the fundamental
policy regarding the making of loans.

Fund
For
Against
Abstain

Hartford SmallCap Growth HLS Fund
13,967,793
867,999
1,158,677

Hartford Growth Opportunities HLS Fund
27,628,768
2,006,918
2,380,236

Hartford Capital Opportunities HLS Fund
3,023,241
221,358
252,766

Hartford LargeCap Growth HLS Fund
7,087,197
374,160
810,573

Hartford MidCap Stock HLS Fund
4,718,910
238,610
329,983

Hartford Investors Growth HLS Fund
2,407,733
137,375
248,233

Hartford Blue Chip Stock II HLS Fund
2,856,495
96,518
276,585

Hartford Blue Chip Stock HLS Fund
11,997,765
756,517
1,048,338

Hartford Value Opportunities HLS Fund
7,491,318
576,347
773,545

Hartford SmallCap Value HLS Fund
7,770,236
435,663
917,758

Hartford International Stock HLS Fund
8,471,570
535,504
859,775

Hartford American Leaders HLS Fund
1,580,032
69,870
126,535

Hartford Global Equity HLS Fund
1,527,046
39,647
34,412

Hartford International Stock II HLS Fund
3,238,309
271,392
226,144

Hartford Multisector Bond HLS Fund
2,612,320
147,548
198,911

Hartford U.S. Government Securities HLS Fund
13,456,264
1,579,794
1,696,713


D. Proposal to revise the fundamental
policy regarding investments in real
estate and interests therein.

Fund
For
Against
Abstain

Hartford SmallCap Growth HLS Fund
14,243,392
606,563
1,144,515

Hartford Growth Opportunities HLS Fund
28,401,821
1,260,539
2,353,561

Hartford Capital Opportunities HLS Fund
3,094,319
150,877
252,169

Hartford LargeCap Growth HLS Fund
7,257,756
225,376
788,798

Hartford MidCap Stock HLS Fund
4,742,392
203,486
341,624

Hartford Investors Growth HLS Fund
2,491,687
55,115
246,538

Hartford Blue Chip Stock II HLS Fund
2,855,524
98,015
276,059

Hartford Blue Chip Stock HLS Fund
12,226,298
527,508
1,048,815

Hartford Value Opportunities HLS Fund
7,705,561
421,432
714,218

Hartford SmallCap Value HLS Fund
7,906,374
298,237
919,046

Hartford International Stock HLS Fund
8,700,280
313,741
852,828

Hartford American Leaders HLS Fund
1,581,488
60,047
134,902

Hartford Global Equity HLS Fund
1,525,703
18,783
56,619

Hartford International Stock II HLS Fund
3,248,684
266,272
220,889

Hartford Multisector Bond HLS Fund
2,674,017
93,326
191,436

Hartford U.S. Government Securities HLS Fund
13,750,988
1,347,427
1,634,355


E. Proposal to revise the fundamental
policy regarding purchases and sales of
commodities and commodities contracts.

Fund
For
Against
Abstain

Hartford SmallCap Growth HLS Fund
14,024,869
798,815
1,170,785

Hartford Growth Opportunities HLS Fund
28,089,881
1,592,084
2,333,957

Hartford Capital Opportunities HLS Fund
3,018,617
218,589
260,159

Hartford LargeCap Growth HLS Fund
7,102,890
342,317
826,723

Hartford MidCap Stock HLS Fund
4,771,968
194,589
320,945

Hartford Investors Growth HLS Fund
2,430,554
119,521
243,265

Hartford Blue Chip Stock II HLS Fund
2,882,362
60,792
286,444

Hartford Blue Chip Stock HLS Fund
11,958,355
673,999
1,170,266

Hartford Value Opportunities HLS Fund
7,585,156
520,854
735,200

Hartford SmallCap Value HLS Fund
7,793,417
364,088
966,152

Hartford International Stock HLS Fund
8,577,058
416,224
873,566

Hartford American Leaders HLS Fund
1,576,442
73,559
126,436

Hartford Global Equity HLS Fund
1,535,164
26,159
39,782

Hartford International Stock II HLS Fund
3,250,718
255,376
229,751

Hartford Multisector Bond HLS Fund
2,645,611
122,578
190,590

Hartford U.S. Government Securities HLS Fund
13,594,940
1,466,172
1,671,658

F. Proposal to eliminate the fundamental policy regarding the diversification of investments.

Fund
For
Against
Abstain

Hartford SmallCap Growth HLS Fund
13,991,166
821,091
1,182,213

Hartford Growth Opportunities HLS Fund
27,807,330
1,756,341
2,452,251

Hartford Capital Opportunities HLS Fund
3,032,467
278,290
186,608

Hartford LargeCap Growth HLS Fund
7,165,106
338,048
768,776

Hartford MidCap Stock HLS Fund
4,739,692
221,097
326,713

Hartford Investors Growth HLS Fund
2,392,231
153,472
247,637

Hartford Blue Chip Stock II HLS Fund
2,828,082
99,975
301,542

Hartford Blue Chip Stock HLS Fund
12,069,339
680,269
1,053,013

Hartford Value Opportunities HLS Fund
7,524,328
585,327
731,555

Hartford SmallCap Value HLS Fund
7,824,125
382,592
916,939

Hartford International Stock HLS Fund
8,604,252
418,551
844,046

Hartford American Leaders HLS Fund
1,582,044
63,885
130,508

Hartford Global Equity HLS Fund
1,482,537
37,710
80,858

Hartford International Stock II HLS Fund
3,228,224
266,083
241,537

Hartford Multisector Bond HLS Fund
2,603,633
160,537
194,609

Hartford U.S. Government Securities HLS Fund
13,479,122
1,537,109
1,716,539